As filed with the Securities and Exchange Commission on July 11, 2001

                                                     Registration No. 333-51855


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8


                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933



                              PANAMSAT CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                                              95-4607698
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification Number)


                               One Pickwick Plaza
                          Greenwich, Connecticut 06830
                                 (203) 622-6664
     (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)



               PanAmSat Corporation Long-Term Stock Incentive Plan

                            (Full title of the Plan)



                                James W. Cuminale
             Executive Vice President, General Counsel and Secretary
                              PanAmSat Corporation
                               One Pickwick Plaza
                          Greenwich, Connecticut 06830
                                 (203) 622-6664
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================

               Title of                        Amount          Proposed maximum       Proposed maximum        Amount of
           Securities to be                    to be          offering price per          Aggregate          registration
              Registered                     registered            share(2)           offering price(2)          fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share(1)    10,000,000             $36.25               $362,500,000          $90,625

============================================================================================================================


(1) This post-effective amendment to the Registration Statement on Form S-8 relates to the registration of additional shares of Common Stock, par value $.01 per share (the "Common Stock"), of PanAmSat Corporation (the "Registrant"), which are issuable pursuant to the PanAmSat Corporation Long-Term Incentive Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and 457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices ($37.00 and $35.50, respectively) for the Common Stock on the Nasdaq National Market on July 6, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8 (File No. 333-51855) of PanAmSat Corporation ("PanAmSat") are incorporated herein by reference.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 5.  Interests of Named Experts and Counsel.

         James W. Cuminale, is the Executive Vice President, General Counsel and Secretary of PanAmSat. Mr. Cuminale owns options to purchase 182,500 shares of PanAmSat Common Stock and is the beneficial owner of 74,814 shares of PanAmSat Common Stock (including stock options exercisable within 60 days of the date of this report).

Item 8.           Exhibits.

                  The following exhibits are filed as part of this Registration
                  Statement:

4.1               Restated Certificate of Incorporation of PanAmSat (filed as
                  Exhibit 3.1 to PanAmSat's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997 and incorporated herein by reference).

4.2 Restated By-laws of PanAmSat (filed as Exhibit 3.2 to PanAmSat's Quarterly Report on Form 10-Q for the period ended June 30, 2000 and incorporated herein by reference).

5 Opinion of James W. Cuminale, General Counsel of PanAmSat regarding the legality of the Common Stock being registered hereby.

23.1              Consent of Deloitte & Touche LLP.

23.2              Consent of James W. Cuminale (included in Exhibit 5).

24                Powers of Attorney (included on signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut on the 11th day of July, 2001.


                                         PANAMSAT CORPORATION


                                    By:  /s/ R. Douglas Kahn
                                       --------------------------------------
                                       R. Douglas Kahn
                                       President and Chief Executive Officer




                                POWER OF ATTORNEY

         We, the undersigned directors and executive officers of PANAMSAT CORPORATION, hereby severally constitute James W. Cuminale and Michael J. Inglese and each of them singly, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all modifications or amendments to this post-effective amendment to the registration statement filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said registration statement.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on the 29th day of June, 2001.


Signature                                     Title
---------                                     -----

/s/ Jack A. Shaw                              Chairman of the Board of Directors
--------------------------------------
Jack A. Shaw


/s/ R. Douglas Kahn                           President, Chief Executive Officer
--------------------------------------        (principal executive officer)
R. Douglas Kahn                               and Director


/s/ Michael J. Inglese                        Senior Vice President and Chief
--------------------------------------        Financial Officer (principal
Michael J. Inglese                            financial and accounting officer)

/s/ Roxanne S. Austin                         Director
--------------------------------------
Roxanne S. Austin

Signature                                     Title
---------                                     -----


/s/ Patrick J. Costello                       Director
--------------------------------------
Patrick J. Costello


/s/ Michael J. Gaines                         Director
--------------------------------------
Michael J. Gaines


/s/ Eddy W. Hartenstein                       Director
--------------------------------------
Eddy W. Hartenstein


/s/ Dennis F. Hightower                       Director
--------------------------------------
Dennis F. Hightower


/s/ James M. Hoak                             Director
--------------------------------------
James M. Hoak


/s/ Stephen R. Kahn                           Director
--------------------------------------
Stephen R. Kahn


/s/ Joseph R. Wright, Jr.                     Director
--------------------------------------
Joseph R. Wright, Jr.






By:  /s/ James W.Cuminale
   -------------------------------------
     James W. Cuminale, Attorney-in-Fact


By:  /s/ Michael J. Inglese
   --------------------------------------
     Michael J. Inglese, Attorney-in-Fact

                                  Exhibit Index


Exhibit No.         Description of Document

4.1           Restated Certificate of Incorporation of PanAmSat (filed as
              Exhibit 3.1 to PanAmSat's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997 and incorporated herein by reference).

4.2 Restated By-laws of PanAmSat (filed as Exhibit 3.2 to PanAmSat's Quarterly Report on Form 10-Q for the period ended June 30, 2000 and incorporated herein by reference).

5 Opinion of James W. Cuminale, General Counsel of PanAmSat regarding the legality of the Common Stock being registered hereby.

23.1          Consent of Deloitte & Touche LLP.

23.2          Consent of James W. Cuminale (included in Exhibit 5).

24            Powers of Attorney (included on signature page).